UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2008 (December 30, 2007 )

XFONE, INC.
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation or organization)

Commission File No. 001-32521

11-3618510
(I.R.S. Employer Identification Number)

2506 Lakeland Drive, Suite 100
Flowood, MS  39232
(Address of principal executive offices) (Zip Code)

601-983-3800
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                       Other Events.

On December 30, 2007, the Board of Directors (the “Board”) of Xfone, Inc. (the “Registrant”) approved the establishment of two new Board committees: a Nominating Committee and a Compensation Committee. The primary functions of the Nominating Committee are to assist the Board by identifying individuals qualified to become Board members, to recommend to the Board the director nominees for the Registrant's annual meetings of shareholders, and to recommend to the Board director nominees for each Board committee. The Compensation Committee was created to assist the Board in the discharge of its responsibilities with respect to the compensation of the Registrant’s directors and officers.

Each Committee is comprised of at least two members satisfying the independence requirements of the U.S. Securities and Exchange Commission (the “SEC”) and the American Stock Exchange. In addition, each member of the Compensation Committee is required to be a “nonemployee director,” within the meaning of Rule 16b-3 issued by the SEC, and an “outside director,” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended.

The Board appointed the following directors as members of these committees, to serve in such capacities until their resignation, retirement, removal by the Board, or until their successors are appointed:

Nominating Committee: Messrs Itzhak Almog (Chairman) and Morris Mansour

Compensation Committee: Messrs Morris Mansour (Chairman) and Shemer S. Schwartz

Each committee is governed by a charter which was adopted by the Board on December 30, 2007. Copies of the charters of the Nominating Committee and the Compensation Committee are available on the Registrant’s website, at www.xfone.com, and are attached hereto as Exhibits. 99.1 and 99.2, respectively.

Also on December 30, 2007, the Board reappointed Messrs Itzhak Almog, Israel Singer and Shemer S. Schwartz as members of the Registrant’s Audit Committee, and reappointed Mr. Itzhak Almog as the Chairman of the Audit Committee.

Item 9.01     Financial Statements and Exhibits

(a)            Not applicable.
(b)            Not applicable.
(c)            Not applicable.
(d)            Exhibits.

Exhibit No.	Description
99.1 99.2	Charter of the Nominating Committee of the Board of Directors of Xfone, Inc. Charter of the Compensation Committee of the Board of Directors of Xfone, Inc.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 9, 2008	Xfone, Inc.
	By:	/s/ Guy Nissenson
Guy Nissenson President, Chief Executive Officer and Director

INDEX TO EXHIBITS

Exhibit No.	Description
99.1 99.2	Charter of the Nominating Committee of the Board of Directors of Xfone, Inc. Charter of the Compensation Committee of the Board of Directors of Xfone, Inc.